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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated September 14, 2016
to
Prospectus dated April 29, 2016

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Increase in Public Offering Price

        On September 13, 2016, we increased our public offering price from $8.10 per share to $8.15 per share. This increase in the public offering price was effective as of our September 14, 2016 weekly closing and first applied to subscriptions received from September 7, 2016 through September 13, 2016. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% greater than our net asset value per share as of September 13, 2016.

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FS ENERGY AND POWER FUND
Increase in Public Offering Price